Exhibit 99.1

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Exhibit 99.1

Hard Rock Hotel & Casino Biloxi

[LOGO]

Status Update Presentation

November 2005

Presenters

Joe Billhimer

President / Chief Operating Officer

Bob Callaway

General Counsel

John Orecchio

Member of the Board of Managers
Managing Director, AA Capital Partners, Inc.

[LOGO]

Agenda

•                  Hurricane Katrina Impact

•                  Gulf Coast Market Update

•                  Insurance Considerations

•                  Hard Rock Hotel & Casino

•                  Financing Considerations

Hurricane Katrina Impact

Joe Billhimer

President / Chief Operating Officer

Hurricane Katrina – Damage to the Gulf Coast

•                  Made landfall in Hancock County (approximately 30 miles west of Biloxi) on Monday, August 29th

•                  Sustained winds of 150+mph for over eight hours

•                  Highway 90 severely damaged, with bridges across St. Louis and Biloxi Bays destroyed

•                  Approximately 80% of the 17,000 hotel rooms along the Mississippi Gulf Coast were leveled or severely damaged

•                  All casino hotels were severely affected with some completely destroyed

Total recovery costs > $200 billion – Costliest storm in U.S. history

Gulf Coast Infrastructure – Rapid Progress and Recovery

•      Hurricane Katrina temporarily shut down the transportation infrastructure of the Gulf Coast

•      Highway 90 was severely damaged but select areas have reopened; substantial functionality to be restored by January 2006

•      Bridges from Bay St. Louis and Ocean Springs were destroyed - expected to be restored by Q3 2007

•      Interstate 10 and its southbound spur, I-110, are open, allowing traffic to reach the Biloxi Gulf Coast

•      Temporary lanes added to I-10 for increased traffic flow

•      By the proposed opening of the Hard Rock (summer 2006), all gateways to the Gulf Coast except for the Bay St. Louis and Ocean Springs bridges will be open

•      Damage to the Biloxi/Gulfport International Airport has been repaired

•      Twelve daily flights from four carriers, increasing to eighteen from five carriers by the end of 2005

•      Airport renovations that began prior to Katrina will be complete late 2006 / early 2007, with passenger capacity doubling from 800,000 to 1.6 million

Source: Innovation Group report dated November 2005 and www.flygpt.com.

Hard Rock Hotel & Casino – Ready for Business

•                  Construction at the hotel and casino was completed prior to Katrina

•                  Received final approval to open from the Mississippi Gaming Commission on August 25th

•                  Received temporary certificate of occupancy on August 26th

Exterior with signage	Entry area and retail

[GRAPHIC]	[GRAPHIC]

Guest room	Hard Rock Live venue

[GRAPHIC]	[GRAPHIC]

Hard Rock Hotel & Casino – Hurricane Katrina Damage

•                  The property sustained substantial damage due to Hurricane Katrina

•                  Mississippi Gaming Commission ordered the Hard Rock to temporarily cease operations on August 28th in anticipation of Hurricane Katrina

•                  Hurricane landed on August 29th, approximately 30 miles west of the property

•                  Casino portion of building a total loss

•                  No damage to the structural integrity of land-based buildings (low-rise, hotel or garage – all built on pilings)

•                  Approximately 150 hotel rooms completely intact; FF&E damage in approximately 50% of hotel rooms

•                  Low-rise containing theater, restaurants and retail shops suffered significant water damage

•                  Parking garage largely functional – 1,300 total spaces available out of 1,600

Damage to Hard Rock Casino & Hotel

Casino a total loss	Garage largely functional

[GRAPHIC]	[GRAPHIC]

Hotel and low-rise intact	Hotel and low-rise remediated

[GRAPHIC]	[GRAPHIC]

Cleanup and Remediation

•                  Cleanup was initiated September 1st and is now substantially complete

•                  In coordination with Vericlaim – the lead insurance adjuster – the company contracted Roy Anderson Corp. to lead remediation efforts

•                  Wet building materials have been removed from land-based structures to prevent mold

•                  Casino-area debris removal initiated as a part of reconstruction

•                  All servers with critical files were recovered from the property after the hurricane and moved off-site

•                  Offices reopened on October 31st

•                  Surveillance room and equipment intact

•                  Back of the house offices intact

•                  Approximately 150 hotel rooms experienced FF&E damage

•                  Sheet rock and carpeting have been removed as necessary to prevent mold

•                  $6.0 million of cleanup and remediation expenses incurred to date

•                  $1.2 million paid to date

Gulf Coast Market Update

Joe Billhimer

President / Chief Operating Officer

Pre-Katrina Biloxi Gaming Market Performance

•                  Initial rush of development (1992-1994) followed by consolidation period (1994-1998) with steady growth

•                  Opening of Beau Rivage launched a new growth phase (1999-2001)

•                  Stagnation in 2002 and 2003 replaced by growth in 2004 and 1H 2005

•                  1H 2005 gaming win increased 4.7% year-over-year

[CHART]

Gulf Coast Gaming Market Map

[GRAPHIC]

Competition in the Biloxi Market (Pre-Katrina)

	Year		No. of	No. of	No. of	Parking
	built	Casino Size	rooms	slots	tables	Spaces	Property Status update
		(sq. ft.)
Hard Rock	2005	50,000	318	1,502	50	1,600	Casino barge completely destroyed. Will rebuild on pilings in present location.

Beau Rivage	1999	80,000	1,740	2,228	92	3,650	Sustained significant damage to casino. Will rebuild in present location.

Boomtown	1994	33,632	N/A	1,103	20	1,000	Severely damaged. Rebuild timeline unclear. Possible relocation of casino.

Casino Magic	1993	48,860	378	1,184	32	1,315	Casino barge located north of Hwy. 90. Not scheduled to open a temporary casino.

Grand Casino	1994	136,000	975	2,520	80	3,500	Announced $500MM+ project. Could open temporary casino in mid-2006.

Imperial Palace	1997	63,000	1,086	1,514	34	2,000	Hotel currently housing relief workers. Should be the first casino to reopen (12/05).

Isle of Capri	1992	32,500	550	1,184	28	1,450	Total loss of barge with minimal hotel damage. Temporary casino scheduled 12/05.

New Palace	1995	45,000	236	1,225	38	1,400	Casino destroyed. Hotel is operational and housing relief workers. Temp open by 12/05.

President	1992	38,000	512	893	33	912	Property sold prior to the storm. Plans to rebuild large resort property by 2008.

Treasure Bay	1994	40,000	262	956	47	810	Casino a total loss. Temporary casino scheduled to open in mid-2006.

Source: Innovation Group report dated November 2005, various public news releases and company filings.

Legislative & Regulatory Issues

•                  Governor Barbour called a Special Session that ended October 7th

•                  Approved shore-based casinos (within 800 ft. of mean high tide water line); signed October 18th

•                  Properties which choose land option will pay an alternative to the tidelands lease based on investment amount

•                  In addition to shore-based casinos, the new legislation makes temporary casino locations permissible

•                  Implications to Hard Rock Hotel & Casino Biloxi

•                  Gives property option to have gaming in any area of the property

•                  Allows Hard Rock the option to phase opening, operating an interim shore-based casino

•                  Stable tax environment

Potential Biloxi Market Timeline

[CHART]

	Pre-Katrina	Dec-2005	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007
Operators	9	3	3	4	7	8	8	9
Gaming Positions	15,288	3,109	3,109	3,739	8,724	10,575	11,708	13,733
Gaming Rooms	5,984	1,677	1,677	2,115	4,695	4,841	4,841	5,925
Non-gaming rooms(a)	11,707	2,700	2,835	2,977	3,126	3,282	3,938	4,726

Source: Innovation Group report dated November 2005, various public news releases, company filings and company estimates.

(a) Assumes 5.0% quarterly growth in 2005-2006, 20% thereafter.

Customer Demographics – Regional & Destination Market

•                  Primary: 0 - 100 mile radius: 2.2 million adults

•                  Secondary: 101 – 200 mile radius: 2.6 million adults

•                  Gulf Coast market has a disproportionate level of people under 45

•                  Robust drive-in market from Mobile, Pensacola and other locales

•                  Recreational activities include world-class golf courses (50%+ have already reopened), white sand beaches, deep-sea fishing, sailing, and a variety of retail stores and outlets

•                  Airport expansion (late 2006 / early 2007 completion) will double annual capacity to 1.6 million commercial passengers

•                  Jet service from Houston, Atlanta and Memphis; Dallas beginning 12/05

•                  The Coast Coliseum and Convention Center received major damage, but reopening is targeted for mid-2006

•                  $80 million expansion to convention center to commence in summer 2006, with completion scheduled in 2008

[GRAPHIC]

Regional Market Potential Post-Katrina

•                  Population within 250 miles to reach 99% of pre-Katrina level by 2008

•                  Key Mobile, Pensacola and regional Mississippi drive-in markets relatively unaffected by the hurricane

[CHART]

Source: Innovation Group report dated November 2005.

Market Revenue Potential Post-Katrina

•                  Biloxi gaming win should begin to recover over the next 18 months

•                  Market discount factors include delayed demand recovery, perception of the disaster, non-casino hotel availability, and a discount for lack of selection

•                  Discounts decrease as more casinos and hotel rooms come online

•                  Projected LTM gaming win of $544.0 million at 6/30/07

[CHART]

Source: Innovation Group report dated November 2005.

Insurance Considerations

Bob Callaway

General Counsel

Insurance Proceeds Expected to Cover All Costs

•                  At this time, management believes that it will receive property and casualty insurance proceeds sufficient to, amongst other things:

•                  Rebuild the casino

•                  Repair, replace and/or remediate the related casino facilities with similar quality and features

•                  Clean-up and repair the low-rise building, hotel tower and parking garage

•                  At this time, management believes that it will receive business interruption insurance proceeds sufficient to, amongst other things:

•                  Meet debt service requirements

•                  Pay required fees under the license agreement with Hard Rock Licensing, Inc.

•                  Pay other continuing expenses

•                  Meet payroll obligation

•                  Approximate estimated income

•                  Management has submitted to the various carriers its belief that all damages incurred are covered under the Weather Catastrophe Occurrence peril

•                  Of significance, this peril does not exclude any condition (flood or other) associated with Hurricane Katrina

Insurance Policy Layering Minimizes Out-of-Pocket Expenses

Weather Catastrophe Occurrence

3% Hurricane Deductible (Bought Down) - $5,430,000            Total Uncovered Deductible - $30,000

Primary Carrier & Layer - $25,000,000	Proceeds received 11/05

Excess Layer #2 - $25,000,000	Expected to be settled and may be received by 12/31/05

Excess Layer #3 - $131,500,000 (covers all Hurricane Katrina-related damages)	In process – final proceed distribution unclear

Weather Catastrophe Occurrence Decision Pending

No Weather Catastrophe Occurrence

3% Hurricane Deductible (Bought Down) - $5,430,000            Total Uncovered Deductible - $30,000

Primary Carrier & Layer - $25,000,000	Proceeds received 11/05

Excess Layer #2 - $25,000,000	Expected to be settled and may be received by 12/31/05

Excess Layer #3 - $131,500,000

55%
Excess Layer #3a (covers both wind & flood) – $72,325,000

45%
Excess Layer #3b (excludes flood coverage) – $59,175,000	In process – final proceed distribution unclear

Potential Insurance Outcomes

•                  Assumes 50% of damage is allocated to flooding and 50% is allocated to wind damage – total coverage of $174,800,000

Primary Carrier & Layer – $25,000,000 flood coverage

Excess Layer #2 – $25,000,000 flood coverage

Excess Layer #3a (covers both wind & flood) – $72,325,000 limit	Excess Layer #3b (excludes flood) – $59,175,000 limit

Property Coverage Flood - $12,500,000 Wind - $3,325,000	Property Coverage Flood - $0 Wind - $59,175,000

Business Interruption Flood - $24,900,000 Wind - $24,900,000	Business Interruption Flood - $0 Wind - $0

Total $65,625,000	Total $59,175,000

Potential Insurance Outcomes

•                  Assumes 80% of damage is allocated to flooding and 20% is allocated to wind damage – total coverage of $157,285,000 ($17,515,000 difference)

Primary Carrier & Layer – $25,000,000 flood coverage

Excess Layer #2 – $25,000,000 flood coverage

Excess Layer #3a (covers both wind & flood) – $72,325,000 limit	Excess Layer #3b (excludes flood) – $59,175,000 limit

Property Coverage Flood - $50,000,000 Wind - $0	Property Coverage Flood - $0 Wind - $25,000,000

Business Interruption Flood - $22,325,000 Wind - $0	Business Interruption Flood - $0 Wind - $9,960,000

Total $72,325,000	Total $34,960,000

Insurance Process / Status

•                  $25.0 million primary layer settled and received

•                  $25.0 million excess layer #2 expected to be settled and may be received by 12/31/05

•                  $131.5 million excess layer #3 being pursued with insurance counsel and primary adjuster

•                  Reach conclusion with 45% carriers with flood exclusion on Weather Catastrophe Occurrence coverage

•                  Reach settlements with individual carriers

•                  Proceeds to be received in coordination with construction schedule

•                  Business interruption proceeds to be received through a budgetary process

Hard Rock Hotel & Casino

John Orecchio

Member of the Board of Managers
Managing Director, AA Capital Partners, Inc.

Original Project Completed on Time and on Budget

•                  Original timetable called for completion in the third quarter of 2005

•                  Received final approval to open from the Mississippi Gaming Commission on August 25th

•                  Received temporary certificate of occupancy on August 26th

•                  Original budget of $235.0 million

	Estimated as	Estimated as
Uses of Funds ($ in millions)	of 9/30/2003	of 8/15/2005
Land Acquisition	$31.0	$31.5
Design and development	6.0	5.8
Construction GMP	82.0	89.7
Furniture, fixtures and equipment	45.7	47.3
Pre-opening expenses and other	5.2	9.9
Working capital	3.8	6.8
Interest reserve account (1)	33.1	31.9
Transaction fees and expenses	7.2	8.2
	Available	Unused
Contingency	$12.0	$—
Excess liquidity (2)	9.0	4.0
Cash from increased FF&E borrowing	0.0	1.7
Total Uses of Funds	$235.0	$236.7

Cash and Restricted Cash at	Estimated as	Estimated as
Opening ($ in millions)	of 9/30/2003	of 8/15/2005
Working capital (3)	$3.8	$6.8
Interest reserve account (4)	8.6	8.6
Tidelands lease reserve account	1.0	1.0
Excess liquidity (5)	3.0	3.0
Other cash on hand (6)	0.0	6.2
Total	$16.4	$25.6

* Per 8-K dated 8/16/05.

(1)          Interest reserve account shown net of interest income from the interest reserve account and the construction disbursement account.

(2)          Includes approximately $1.0 million in the tidelands lease reserve account.

(3)          Estimated working capital as of July 31, 2005 includes approximately $5.8 million of cash on the casino floor and a $1.0 million letter of credit related to the Hard Rock license agreement.

(4)          Includes pre-funding of interest payment on first mortgage notes due February 1, 2006.

(5)          Includes $3.0 million of cash restricted until 10 days after opening per the cash collateral and disbursement agreement.

(6)          Includes approximately $4.5 million resulting from deferred payments related to budgeted expenditures and approximately $1.7 million from increased borrowing under the FF&E facilities.

Rebuilding Strategy

•                  Structural integrity of hotel, low-rise and parking structure allows continuity of original design plan

•                  Will use same project team as the original project

•                  Casino will be built on pilings at existing location over the water

•                  Will maintain the flow of the property

•                  Location allows hotel and low-rise structure to be relatively unaffected by casino construction

•                  Beau Rivage also plans to rebuild at its existing location – maintains the cluster effect from original business plan

•                  Hard Rock Café, Hard Rock Retail and Ruth’s Chris all plan to return

•                  Strategy includes phasing of the project

•                  Opening of an interim gaming facility in the Hard Rock Live area, which is projected to open in summer 2006 along with the hotel and certain amenities

•                  Completion of a permanent facility is expected in the first quarter of 2007

Interim Casino Plans

•                  Interim casino can open and operate with minimal interference to permanent casino project

•                  Will be located in Hard Rock Live space

•                  540 slots and 24 table games

•                  Hotel, Hard Rock Café, Hard Rock Retail, 12th floor lounge and Ruth’s Chris will open with the interim casino in summer 2006

•                  Interim casino allows Hard Rock to maintain market presence during construction of the permanent casino

•                  Net cash flow from the interim facility will reduce business interruption insurance

•                  Business interruption insurance will be reduced by approximately $19 million

New legislation allows for a land-based temporary facility

Interim Facility Located in Hard Rock Live Space

[GRAPHIC]

Permanent Casino Plans

•                  Permanent casino will be constructed on pilings in place of the destroyed casino barge

•                  Property layout allows for reconstruction with minimal interruption to the hotel and low-rise

•                  Structurally similar to low-rise, hotel and parking garage, all of which are built on piling structures

•                  1,502 slots and 56 table games

•                  Slated to open with several food and beverage choices

•                  450 seat state-of-the-art buffet

•                  Vibe restaurant

•                  Center bar

Permanent Casino Layout

[GRAPHIC]

Preliminary Estimate of Replacement Cost

•                  Reconstruction (including cleanup, design and development) estimated at $85.8 million

•                  Rebuild casino

•                  Clean-up and repair the low-rise building, hotel tower and parking garage

•                  FF&E will need to be replaced – estimated at $36.1 million

Sources and Uses of Funds - as of November 30, 2005

($ in millions)

Sources of Funds

Property and casualty proceeds (a)	$125.0
Business interruption proceeds	49.8
FF&E financing	15.4
Unrestricted cash on hand	2.4
Restricted cash on hand (b)	13.5

Total	$206.1

Uses of Funds

Construction (c)	$84.5
Design and development	1.3
FF&E	36.1
Sr. notes interest payments (d)	25.8
Pre-opening expenses (e)	9.2
Pre-Katrina expenses	4.9
Working capital (operating cash)	5.8
Contingency / excess liquidity / transaction expenses	38.5

Total	$206.1

(a)          Property and casualty proceeds represents total estimated rebuild minus design and engineering fees and other obligations to loss payees.

(b)         Restricted cash on hand consists of $8.5 million in interest reserve, $1.0 million in tidelands lease account, $1.0 million Hard Rock LOC and $3.0 million of excess liquidity per the cash collateral and disbursement agreement.

(c)          Represents hard construction costs of the project, including approximately $6.9 million of estimated demolition and debris removal costs.

(d)         Represents payment of interest through February 1, 2007.

(e)          Represents continuing expenses through opening of interim operations including debt service on FF&E financing.

Preliminary Estimate of Minimum Facilities Build Out

•                  Reconstruction (including cleanup, design and development) estimated at $67.3 million

•                  Rebuild casino

•                  Clean-up and repair the low-rise building, hotel tower and parking garage

•                  FF&E will need to be replaced – estimated at $26.5 million

Sources and Uses of Funds - as of November 30, 2005

($ in millions)

Sources of Funds

Property and casualty proceeds (“Net Loss Proceeds”)	$50.0
Property and casualty proceeds (“Excess Loss Proceeds”)	5.0
Property and casualty proceeds (repayment of FF&E indebtedness)	14.6
Business interruption proceeds	49.8
FF&E financing	15.4
Unrestricted cash on hand	2.4
Restricted cash on hand (a)	13.5

Total	$150.7

Uses of Funds

Construction (b)	$66.0
Design and development	1.3
FF&E	26.5
Sr. note interest payments (c)	25.8
Pre-opening expenses (d)	8.5
Pre-Katrina expenses	4.9
Working capital (operating cash)	4.8
Contingency / excess liquidity / transaction expenses	12.9

Total	$150.7

(a)          Restricted cash on hand consists of $8.5 million in interest reserve, $1.0 million in tidelands lease account, $1.0 million Hard Rock LOC and $3.0 million of excess liquidity per the cash collateral and disbursement agreement.

(b)         Represents hard construction costs of the project, including approximately $6.9 million of estimated demolition and debris removal costs.

(c)          Represents payment of interest through February 1, 2007.

(d)         Represents continuing expenses through opening of interim operations including debt service on FF&E financing.

Preliminary Reconstruction Schedule

Month 1	Begin Reconstruction

Month 3	Casino Structure Design Complete

Month 4	Casino Architectural Design Complete

Month 6	Garage Rehabilitation Complete

Month 9	Hotel Complete, Low Rise Complete, Temporary Gaming Equipment Installed, Partial Reopening, Casino Top Out, Pool Complete

Month 10	Casino Dry In

Month 16	Casino Complete, Full Reopening

Month 19	Hard Rock Live Complete, Promenade Complete

Estimated Monthly Cash Requirements

•                  Total cash need through June 30, 2006 is expected to be approximately $23.6 million

	Dec-05	Jan-06	Feb-06	Mar-06	Apr-06	May-06	Jun-06	Total
Remaing 50% of C-1 for preservation of collateral	$5,685,483							$5,685,483
Budgeted monthly operating expenses	1,033,193	1,033,193	1,033,193	1,033,193	1,033,193	1,033,193	1,033,193	7,232,351
Accrued expenses	4,903,196							4,903,196
Demolition contract - remainder	4,314,376	1,458,267						5,772,643
Total monthly cash expenditures	$15,936,248	$2,491,460	$1,033,193	$1,033,193	$1,033,193	$1,033,193	$1,033,193	$23,593,673

Note: Excludes rebuilding-related expenses.

Hard Rock Potential Share of Market

•                  Hard Rock is expected to capture more than 1.4x its fair share of revenue

•                  Visitation by Beau Rivage hotel guests and day visitors

•                  Additional visits from the local market captured by the Hard Rock brand

•                  Proximity to Biloxi gaming market’s main traffic artery (Interstate 110)

[CHART]

Source: Innovation Group report dated November 2005.

Financing Considerations

John Orecchio

Member of the Board of Managers
Managing Director, AA Capital Partners, Inc.

Financing Considerations

•                  Timing and amount of insurance proceeds

•                  Rebuilding plans and alternatives

•                  Participation and preferences of existing investors

•                  Competitive environment

•                  Operational and financial flexibility

•                  Certainty of execution

Financing Alternatives

•                  New note issue to finance offer to repurchase existing notes pursuant to the event of loss provisions

•                  All cash transaction

•                  Offer terms and provisions set out in existing note indenture

•                  Exchange offer with existing investors

•                  New notes with enhanced terms to be agreed upon

•                  Exit consent solicitation to amend existing notes

•                  Conditioned on participation by holders of 66-2/3% of the existing notes

Need for Interim Agreement

•                  Preservation of the collateral pending completion of refinancing

•                  Mitigation of loss by facilitating expeditious re-entry

•                  Maximization of insurance recoveries

•                  Ability for the company to pay necessary operating expenses

•                  Payment of remainder of accrued pre- and post- Katrina expenses

•                  Continuation of due diligence and discussions

Proposed Interim Agreement - Summary

•                  Company would agree to commence an event of loss offer or an exchange offer as soon as practicable (and no later than 2/1/06)

•                  Company would agree to meet with noteholder advisers at least weekly

•                  All insurance proceeds to be deposited with Trustee

•                  No withdrawals by the company except as agreed:

•                  Remaining 50% of C-1-19 ($5.7 million) upon signing interim agreement

•                  Monthly operating expenses based on an agreed upon budget

•                  Accrued expenses ($4.9 million) by December 31st

•                  Demolition / remediation expenses ($5.8 million)

•                  Offer must be completed by 2/28/06 (standstill until that time)

Hard Rock Hotel & Casino

[LOGO]

Biloxi, Mississippi